                                                                    Exhibit 99.1

                              LETTER OF TRANSMITTAL

                                   TO EXCHANGE
                      9 7/8% SENIOR SECURED NOTES DUE 2012

                                       OF

                           VERASUN ENERGY CORPORATION
               PURSUANT TO THE PROSPECTUS DATED ___________, 2006

       THE EXCHANGE OFFER WILL EXPIRE AT MIDNIGHT, NEW YORK CITY TIME, ON ___________, 2006, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS OF
  9 7/8% SENIOR SECURED NOTES DUE 2012 MAY BE WITHDRAWN AT ANY TIME BEFORE THE
                                 EXPIRATION DATE

                 The "Exchange Agent" for the Exchange Offer is:

                     WELLS FARGO BANK, NATIONAL ASSOCIATION

              By Registered or Certified Mail or Overnight Carrier
                             Wells Fargo Bank, N.A.
                           Corporate Trust Operations
                       Sixth & Marquette Avenue, N9303-121
                              Minneapolis, MN 55479

                                  By Facsimile:
                          (Eligible Institutions Only)

                             Wells Fargo Bank, N.A.
                           Corporate Trust Operations
                          Facsimile No.: (612) 667-6282

                         Confirm Facsimile by Telephone:
                                 (800) 344-5128

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL (THE "INSTRUCTIONS") SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. EXCEPT AS OTHERWISE PROVIDED HEREIN, ALL SIGNATURES ON THIS LETTER OF TRANSMITTAL MUST BE GUARANTEED IN ACCORDANCE WITH THE PROCEDURES SET FORTH HEREIN. SEE INSTRUCTION 1.

     HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE THE EXCHANGE NOTES (AS DEFINED BELOW) PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR ORIGINAL NOTES (AS DEFINED BELOW) TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS (AS DEFINED BELOW) AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE ISSUER AT THE ADDRESS AND TELEPHONE NUMBER SPECIFIED IN THE PROSPECTUS (AS DEFINED BELOW).

     This Letter of Transmittal is to be completed either if (a) Certificates (as defined below) are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth under "The Exchange Offer--Procedure for Tendering Outstanding Notes" in the Prospectus and an Agent's Message (as defined below) is not delivered. Certificates, or book-entry confirmation of a book-entry transfer of such Original Notes into the Exchange Agent's account at The Depository Trust Company ("DTC"), as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or before the Expiration Date. Tenders by book-entry transfer also may be made by delivering an Agent's Message in lieu of this Letter of Transmittal. The term "book-entry confirmation" means a confirmation of a book-entry transfer of Original Notes into the Exchange Agent's account at DTC. The term "Agent's Message" means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by this Letter of Transmittal and that the Company may enforce this Letter of Transmittal against such participant.

     Holders (as defined below) of Original Notes whose certificates (the "Certificates") for such Original Notes are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent on or before the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Original Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus.

     DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

ALL TENDERING HOLDERS COMPLETE THIS BOX:


                          DESCRIPTION OF ORIGINAL NOTES

                                                                                 ORIGINAL NOTES
                                                                      (ATTACH ADDITIONAL LIST IF NECESSARY)
                                                                -----------------------------------------------
                                                                                                    PRINCIPAL
                                                                                                    AMOUNT OF
                                                                                 AGGREGRATE      ORIGINAL NOTES
                                                                              PRINCIPAL AMOUNT      TENDERED
 IF BLANK, PLEASE PRINT NAME(S) AND ADDRESS(ES) OF REGISTERED   CERTIFICATE      OF ORIGINAL     (IF LESS THAN
   HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON ORIGINAL NOTES      NUMBER(S)*         NOTES            ALL)**
-------------------------------------------------------------   -----------   ----------------   --------------
                                                                ___________   ________________   ______________

                                                                ___________   ________________   ______________

                                                                ___________   ________________   ______________

                                                                ___________   ________________   ______________

                                                                   TOTAL:     ________________   ______________

*    Need not be completed by book-entry holders.

** Original Notes may be tendered in whole or in part in multiples of $1,000. All Original Notes held shall be deemed tendered unless a lesser number is specified in this column. See Instruction 4.

If the space provided above is inadequate, list certificate numbers and aggregate principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

[ ]  CHECK HERE IF CERTIFICATES FOR TENDERED ORIGINAL NOTES ARE ENCLOSED
     HEREWITH.

[ ]  CHECK HERE IF YOU ARE A PARTICIPATING BROKER-DEALER (AS DEFINED BELOW).

     [ ] Participating Broker-Dealers (as defined below) may check here to have additional copies of the Prospectus (and any supplements or amendments thereto), as well as any notices from the Company to suspend and resume use of the Prospectus, sent to the name and address set forth below. By tendering its Original Notes and executing this Letter of Transmittal, each participating Broker-Dealer agrees to use its reasonable best efforts to notify the Company or the Exchange Agent when it has sold all of its Exchange Notes. (If no participating Broker-Dealers check the box above as such, or if all participating Broker-Dealers who have checked that box subsequently notify the Issuer or the Exchange Agent that all their Exchange Notes have been sold, the Company will not be required to maintain the effectiveness of the Exchange Offer registration statement or to update the Prospectus and will not provide any notices to any holders to suspend or resume use of the Prospectus.)

          Name: ________________________________________________________________

          Address: _____________________________________________________________

          Number of copies requested: __________________________________________

            (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

[ ] CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution: ____________________________________________

     DTC Account Number: _____________   Transaction Code Number: ______________

[ ] CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED ORIGINAL NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

[ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (SEE INSTRUCTION 1):

     Name(s) of registered Holder(s): __________________________________________

     Window Ticket Number (if any): ____________________________________________

     Date of Execution of Notice of Guaranteed Delivery: _______________________

     Name of Eligible Institution which Guaranteed Delivery: ___________________

     If Guaranteed Delivery is to be made by Book-Entry Transfer:

     Name of Tendering Institution: ____________________________________________

     DTC Account Number: _______________ Transaction Code Number: ______________

Ladies and Gentlemen:

     The undersigned hereby tenders to VeraSun Energy Corporation, a South Dakota corporation (the "Company"), the above described principal amount of the Company's 9 7/8% Senior Secured Notes due 2012 (the "Original Notes") in exchange for an equivalent amount of the Company's 9 7/8% Senior Secured Notes due 2012 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), upon the terms and subject to the conditions set forth in the Prospectus dated _______, 2006 (as the same may be amended or supplemented from time to time, the "Prospectus"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitutes the "Exchange Offer").

     Subject to and effective upon the acceptance for exchange of all or any portion of the Original Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Original Notes as is being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) with respect to the tendered Original Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) subject only to the right of withdrawal described in the Prospectus, to (i) deliver Certificates for Original Notes to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to be issued in exchange for such Original Notes, (ii) present Certificates for such Original Notes for transfer, and to transfer the Original Notes on the books of the Company, and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Original Notes, all in accordance with the terms and conditions of the Exchange Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Original Notes tendered hereby and that when the same are accepted for exchange, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the Original Notes tendered hereby are not subject to any adverse claims or rights or proxies. The undersigned further represents and warrants that the undersigned accepts the terms and conditions of the Exchange Offer, the undersigned has a net long position within the meaning of Rule 14e-4 under the Exchange Act ("Rule 14e-4") equal to or greater than the principal amount of Original Notes tendered hereby and the tender of such Original Notes complies with Rule 14e-4 (to the extent that Rule 14e-4 is applicable to such exchange). The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the exchange, assignment and transfer of the Original Notes tendered hereby, and the undersigned will comply with its obligations under the registration rights agreement, dated as of December 21, 2005, by and among the Company, VeraSun Aurora Corporation, VeraSun Fort Dodge, LLC, VeraSun Charles City, LLC, VeraSun Marketing LLC, Lehman Brothers Inc. and Morgan Stanley & Co. Incorporated (the "Registration Rights Agreement"). The undersigned has read and agrees to all of the terms of the Exchange Offer.

     The undersigned acknowledges that prior to this Exchange Offer, there has been no public market for the Original Notes or the Exchange Notes. If a market for the Exchange Notes should develop, the Exchange Notes could trade at a discount from their principal amount. The undersigned is aware that the Company does not intend to list the Exchange Notes on a national securities exchange and that there can be no assurance that an active market for the Exchange Notes will develop.

     The name(s) and address(es) of the registered holder(s) of the Original Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such Original Notes. The Certificate number(s) and the Original Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

     If any tendered Original Notes are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Original Notes than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered Original Notes will be returned (or, in the case of Original Notes tendered by book-entry transfer, such Original Notes will be credited to an account maintained at DTC), without expense to the tendering Holder, promptly following the expiration or termination of the Exchange Offer.

     The undersigned understands that tenders of Original Notes pursuant to any one of the procedures described in "The Exchange Offer--Procedure for Tendering Outstanding Notes" in the Prospectus and in the Instructions attached hereto will, upon the Company's acceptance for exchange of such tendered Original Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Original Notes tendered hereby.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the Exchange Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Original Notes, that such Exchange Notes be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates representing Original Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Original Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," Exchange Notes, if certificated, will be delivered to the undersigned at the address shown below the undersigned's signature.

     By tendering Original Notes and executing this Letter of Transmittal or by authorizing delivery of an Agent's Message in lieu thereof, the undersigned hereby represents that the undersigned (i) is acquiring the Exchange Notes in the ordinary course of business of the undersigned, (ii) has no arrangement or understanding with any person to participate in a distribution of Exchange Notes, (iii) acknowledges that any person participating in the Exchange Offer for the purpose of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction of the Exchange Notes acquired by such person, (iv) understands that a secondary resale transaction described in clause
(iii) above should be covered by an effective registration statement containing the selling securityholder information required by Item 507 of Regulation S-K of the SEC, (v) is not an "affiliate," as defined in Rule 405 under the Securities Act, of the Issuer, (vi) is not, unless otherwise specified in this Letter of Transmittal, an Agent's Message, or other notice to the Exchange Agent, a broker-dealer registered under the Securities Exchange Act of 1934, as amended (a "Broker-Dealer"), (vii) if it is a Participating Broker-Dealer (as defined below), acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes received in respect of such Original Notes pursuant to the Exchange Offer and
(viii) is not acting on behalf of any other person that could not truthfully make the representations set forth herein; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The Company has agreed, subject to the provisions of the Registration Rights Agreement, that the Prospectus may be used by a Participating Broker-Dealer (as defined below) in connection with resales of Exchange Notes received in exchange for Original Notes, where such Original Notes were acquired by such Participating Broker-Dealer for its own account as a result of market-making activities or other trading activities, for a period ending at such time as the Participating Broker-Dealers no longer own any Exchange Notes received in exchange for Original Notes. In that regard, each Broker-Dealer who acquired Original Notes for its own account as a result of market-making or other trading activities (a

"Participating Broker-Dealer"), by tendering such Original Notes and executing this Letter of Transmittal or authorizing delivery of an Agent's Message in lieu thereof, agrees that, upon receipt of notice from the Company of the occurrence of any event or the discovery of any fact which makes any statement of a material fact contained or incorporated by reference in the Prospectus, or in the registration statement of which the Prospectus is part (or any amendments or supplements thereto), untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the Registration Rights Agreement, such Participating Broker-Dealer will suspend the sale of Exchange Notes pursuant to the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the Participating Broker-Dealer or the Company has given notice that the sale of the Exchange Notes may be resumed, as the case may be.

     As a result, a Participating Broker-Dealer who intends to use the Prospectus in connection with resales of Exchange Notes received in exchange for Original Notes pursuant to the Exchange Offer must notify the Company, or cause the Company to be notified, on or before the Expiration Date, that it is a Participating Broker-Dealer. Such notice may be given in the space provided above, may be included in an Agent's Message or may be delivered to the Exchange Agent at the address set forth in the Prospectus under "The Exchange Offer--Exchange Agent."

     Each Participating Broker-Dealer should check the box herein under for Participating Broker-Dealers in order to receive additional copies of the Prospectus, and any amendments and supplements thereto, for use in connection with resales of the Exchange Notes, as well as any notices from the Company to suspend and resume use of the Prospectus. By tendering its Original Notes and executing this Letter of Transmittal, each Participating Broker-Dealer agrees to use its reasonable best efforts to notify the Company or the Exchange Agent when it has sold all of its Exchange Notes. If no Participating Broker-Dealers check such box, or if all Participating Broker-Dealers who have checked such box subsequently notify the Company or the Exchange Agent that all their Exchange Notes have been sold, the Company will not be required to maintain the effectiveness of the Exchange Offer registration statement or to update the Prospectus and will not provide any Holders with any notices to suspend or resume use of the Prospectus.

     The undersigned understands and acknowledges that the Company reserves the right, in its sole discretion, to purchase or make offers for any Original Notes that remain outstanding subsequent to the Expiration Date or to terminate the Exchange Offer and, to the extent permitted by applicable law, purchase Original Notes in the open market, in privately negotiated transactions or otherwise. The terms of any such purchases or offers may differ from the terms of the Exchange Offer.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Original Notes tendered hereby. All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

     The undersigned, by completing the box entitled "Description of Original Notes" above and signing this letter, will be deemed to have tendered the Original Notes as set forth in such box.

     The undersigned understands that by tendering Original Notes pursuant to one of the procedures described in the Prospectus and the instructions thereto, the tendering holder will be deemed to have waived the right to receive any payment in respect of interest on the Original Notes accrued by to the date of issuance of the Exchange Notes.

     The undersigned understands that the delivery and surrender of the Original Notes is not effective, and the risk of loss of the Original Notes does not pass to the Exchange Agent, until receipt by the Exchange Agent of this Letter of Transmittal, or facsimile hereof, properly completed and duly executed, with any required signature guarantees, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company. All questions as to the validity, form, eligibility (including time of receipt), and withdrawal of the tendered Original Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Original Notes not properly tendered or any Original Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to particular Original Notes. If the Company waives any irregularities or conditions of tender pursuant to the preceding sentence with respect to a noteholder, we will extend the same waiver to all noteholders with respect to that irregularity or condition being waived.

     The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding. Unless waived, any defects or irregularities in connection with tenders of Original Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Original Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Original Notes will not be deemed to have been made until such irregularities have been cured or waived. Any Original Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned without cost to such holder by the Exchange Agent to the tendering holders of Original Notes, unless otherwise provided in this Letter of Transmittal, promptly following the expiration or termination of the Exchange Offer.

     Your bank or broker can assist you in completing this form. The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Exchange Agent, whose address and telephone number appear on the front cover of this Letter of Transmittal.

--------------------------------------------------------------------------------

                          SPECIAL ISSUANCE INSTRUCTIONS
                         (SIGNATURE GUARANTEE REQUIRED;
                               SEE INSTRUCTION 2)

     TO BE COMPLETED ONLY if Exchange Notes or Original Notes not tendered are to be issued in the name of someone other than the registered holder of the Original Notes whose name(s) appear(s) above.

Issue: [ ] Original Notes not tendered to:
       [ ] Exchange Notes to:

Name: ____________________________________________________________________
                                 (PLEASE PRINT)

Address: _________________________________________________________________

__________________________________________________________________________
                                    ZIP CODE

      ____________________________________________________________________
                        (TAXPAYER IDENTIFICATION NUMBER)

Please complete the Substitute Form W-9 below.

                          SPECIAL DELIVERY INSTRUCTIONS
                         (SIGNATURE GUARANTEE REQUIRED;
                               SEE INSTRUCTION 2)

     TO BE COMPLETED ONLY if Exchange Notes or Original Notes not tendered are to be delivered to someone other than the registered holder of the Original Notes whose name(s) appear(s) above, or such registered holder at an address other than that shown above.

Deliver: [ ] Original Notes not tendered to:
         [ ] Exchange Notes to:

Name: ____________________________________________________________________
                                 (PLEASE PRINT)

Address: _________________________________________________________________

__________________________________________________________________________
                                    ZIP CODE

      ____________________________________________________________________
                  (TAXPAYER IDENTIFICATION NUMBER)

Please complete the Substitute Form W-9 below.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    IMPORTANT
                               HOLDERS: SIGN HERE
                  (Please Complete Substitute Form W-9 herein)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Signature(s) of Holder(s)

Date: ____________________________________, 200__

     (Must be signed by the registered Holder(s) exactly as name(s) appear(s) on Certificate(s) for the Original Notes hereby tendered or on a security position listing or by person(s) authorized to become registered Holder(s) by Certificates, endorsements and documents transmitted herewith. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 2 below.)

Name(s): _______________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                                 (PLEASE PRINT)

Capacity (full title): _________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Address: _______________________________________________________________________

________________________________________________________________________________
                               (INCLUDE ZIP CODE)

Area Code and Telephone No.: ___________________________________________________
                             (SEE SUBSTITUTE FORM W-9 HEREIN)

                            GUARANTEE OF SIGNATURE(S)
                            (See Instruction 2 below)

Signature(s) Guaranteed by an Eligible Institution:

Authorized Signature: __________________________________________________________

Name: __________________________________________________________________________

________________________________________________________________________________
                             (PLEASE TYPE OR PRINT)

Title: _________________________________________________________________________

Name of Firm: __________________________________________________________________

Address: _______________________________________________________________________

________________________________________________________________________________
                               (INCLUDE ZIP CODE)

Area Code and Telephone No.: ___________________________________________________

Date: ____________________________________, 200___

--------------------------------------------------------------------------------

                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. DELIVERY OF THE LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed either if (a) Certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer--Procedure for Tendering Outstanding Notes" in the Prospectus and an Agent's Message is not delivered. Certificates, or timely confirmation of a book-entry transfer of such Original Notes into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or before the Expiration Date. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter of Transmittal. Original Notes may be tendered in whole or in part in integral multiples of $1,000. ORIGINAL NOTES SHOULD BE DELIVERED ONLY TO THE EXCHANGE AGENT AND NOT TO THE COMPANY OR TO ANY OTHER PERSON.

     Holders who wish to tender their Original Notes and (i) whose Original Notes are not immediately available or (ii) who cannot deliver their Original Notes, this Letter of Transmittal and all other required documents to the Exchange Agent on or before the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Original Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Exchange Agent on or before the Expiration Date; and (iii) the Certificates (or a book-entry confirmation) representing all tendered Original Notes, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus.

     The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice of Guaranteed Delivery. For Original Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or before the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association.

     THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, THEN CERTIFIED OR REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE DELIVERY TO THE EXCHANGE AGENT BY MIDNIGHT, NEW YORK CITY TIME, ON THE EXPIRATION DATE.

     The Company will not accept any alternative, conditional or contingent tenders. Each tendering Holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

     2. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if:

     (i) this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Original Notes (the "Holder")) of Original Notes tendered herewith, unless such Holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above; or

     (ii) such Original Notes are tendered for the account of a firm that is an Eligible Institution.

     In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

     3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Original Notes" is inadequate, the Certificate number(s) and/or the principal amount of Original Notes and any other required information should be listed on a separate signed schedule that is attached to this Letter of Transmittal.

     4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. Tenders of Original Notes will be accepted only in integral multiples of $1,000. If less than all the Original Notes evidenced by any Certificates submitted is to be tendered, fill in the principal amount of Original Notes that is to be tendered in the box entitled "Principal Amount of Original Notes Tendered." In such case, new Certificate(s) for the remainder of the Original Notes that was evidenced by your old Certificate(s) will only be sent to the Holder of the Original Notes, promptly after the Expiration Date. All Original Notes represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     Except as otherwise provided herein, tenders of Original Notes may be withdrawn at any time on or before the Expiration Date. In order for a withdrawal to be effective on or before that time, a written or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth on or before the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Original Notes to be withdrawn, the aggregate principal amount of Original Notes to be withdrawn, and (if Certificates for Original Notes have been tendered) the name of the registered Holder of the Original Notes as set forth on the Certificate for the Original Notes, if different from that of the person who tendered such Original Notes.

     If Certificates for the Original Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Certificates for the Original Notes, the tendering Holder must submit the serial numbers shown on the particular Certificates for the Original Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Original Notes tendered for the account of an Eligible Institution. If Original Notes have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under "The Exchange Offer--Procedure for Tendering Outstanding Notes," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Original Notes, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written, telegraphic, telex or facsimile transmission. Withdrawals of tenders of Original Notes may not be rescinded. Original Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or before the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer--Procedure for Tendering Outstanding Notes."

     All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, in its sole discretion, whose determination shall be final and binding on all parties. The Company, any affiliates or assigns of the Company, the Exchange Agent or any other person shall not be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Original Notes which have been tendered but which are withdrawn will be returned to the Holder thereof without cost to such Holder promptly after withdrawal.

     5. SIGNATURES ON LETTER OF TRANSMITTAL; ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered Holder(s) of the Original Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

     If any Original Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Original Notes are registered in different name(s) on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Certificates.

     If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, must submit proper evidence satisfactory to the Company, in its sole discretion, of each such person's authority to so act.

     When this Letter of Transmittal is signed by the registered owner(s) of the Original Notes listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate bond power(s) is required unless Exchange Notes are to be issued in the name of a person other than the registered Holder(s). Signatures on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Original Notes listed, the Certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Company or the Trustee for the Original Notes may require in accordance with the restrictions on transfer applicable to the Original Notes. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.

     IF THIS LETTER OF TRANSMITTAL IS EXECUTED BY A PERSON OR ENTITY WHO IS NOT THE REGISTERED HOLDER, THEN THE REGISTERED HOLDER MUST SIGN A VALID BOND POWER WITH THE SIGNATURE OF SUCH REGISTERED HOLDER GUARANTEED BY A PARTICIPANT IN A RECOGNIZED MEDALLION SIGNATURE PROGRAM (A "MEDALLION SIGNATURE GUARANTOR").

     6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If Exchange Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if Exchange Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Original Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

     7. IRREGULARITIES. The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Original Notes, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for which, may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any irregularities in any tender of Original Notes of any particular Holder. If we waive any irregularities with respect to a Holder, we will extend the same waiver to all Holders with respect to that irregularity being waived. The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Original Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. Neither the Company, any affiliates or assigns of the Company, the Exchange Agent, nor any other person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

     8. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Company at its address and telephone number set forth in the Prospectus on page (i). Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Company or from your broker, dealer, commercial bank, trust company or other nominee.

     9. 28% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. Under the U.S. Federal income tax law, a Holder whose tendered Original Notes are accepted for exchange is required to provide the Exchange Agent with such Holder's correct taxpayer identification number ("TIN"), which, in the case of an holder who is an individual, is his or her social security number, on the Substitute Form W-9, below. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the Holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to Original Notes exchanged pursuant to the Exchange Offer may be subject to 28% backup withholding.

     The box in Part 2 of the Substitute Form W-9 may be checked if the tendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the Holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below to avoid backup withholding. Notwithstanding that the box in Part 2 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 28% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60-day period following the date of the Substitute Form W-9. If the Holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60-day period will be remitted to the Holder and no further amounts shall be retained or withheld from payments made to the Holder thereafter. If, however, the Holder has not provided the Exchange Agent with its TIN within such 60-day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 28% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

     The Holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of the Original Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the Original Notes. If the Original Notes are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to the backup withholding and tax reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9, below, and should write "exempt" on the face thereof to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that Holder's exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which holders are exempt from backup withholding.

     Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained by submitting the appropriate information to the IRS.

     10. WAIVER OF IRREGULARITIES AND DEFECTS. The Company reserves the absolute right to waive any defects or irregularities as to any particular note before the expiration of the Exchange Offer. If we waive any defects or irregularities with respect to a Holder, we will extend the same waiver to all Holders with respect to that defect or irregularity being waived.

     11. NO CONDITIONAL TENDERS. No alternative, conditional or contingent tenders will be accepted. All tendering holders of Original Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of Original Notes for exchange. Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Original Notes nor shall any of them incur any liability for failure to give any such notice.

     12. MUTILATED, LOST, DESTROYED OR STOLEN CERTIFICATES. If any Certificate(s) representing Original Notes have been mutilated, lost, destroyed or stolen, the Holder should promptly notify the Exchange Agent. The Holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing mutilated, lost, destroyed or stolen Certificate(s) have been followed.

     13. SECURITY TRANSFER TAXES. Holders who tender their Original Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Exchange Notes are to be delivered to, or are to be issued in the name of, any person other than the registered Holder of the Original Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Original Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

     14. REQUEST FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance or additional copies of the Prospectus or this Letter of Transmittal may be obtained from the Exchange Agent at its telephone number set forth on the first page of this Letter of Transmittal.

--------------------------------------------------------------------------------

              PAYER'S NAME: WELLS FARGO BANK, NATIONAL ASSOCIATION PAYER'S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER ("TIN")

                                   SUBSTITUTE
                                    FORM W-9

PART 1--PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.

TIN: ___________________________________
     Social Security Number or Employer Identification Number

PART 2--TIN Applied For [ ]

CERTIFICATION: Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);

(2) I am not subject to backup withholding either because: (a) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (b) the IRS has notified me that I am no longer subject to backup withholding; and

(3)  I am a U.S. person (including a U.S. resident alien).

Certification Instructions--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2).


Signature:                              Date:                            , 200
           --------------------------         ---------------------------     --

--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
     OF 28% OF ANY PAYMENTS MADE TO YOU IN CONNECTION WITH THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

NOTE: YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING (OR WILL
     SOON APPLY FOR) A TAXPAYER IDENTIFICATION NUMBER

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, twenty eight percent (28%) of all reportable payments made to me thereafter will be withheld until I provide a number.


Signature:                              Date:                             ,200
           --------------------------         ----------------------------    --

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

     GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER--Social Security Numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the type of number to give the payer.

FOR THIS TYPE OF ACCOUNT:
-------------------------
                                        GIVE THE SOCIAL SECURITY NUMBER OF--

1.   An individual's account            The individual

2.   Two or more individuals (joint     The actual owner of the account or, if
     account)                           combined funds, any one of the
                                        individuals(1)

3.   Husband and wife (joint account)   The actual owner of the account or, if
                                        joint funds, either person(1)

4.   Custodian account of a minor       The minor(2)
     (Uniform Gift to Minors Act)

5.   Adult and minor (joint account)    The adult or, if the minor is the only
                                        contributor, the minor(1)

6.   Account in the name of guardian    The ward, minor or incompetent person(3)
     or committee for a designated
     ward, minor, or incompetent
     person

7.a. The usual revocable savings        The grantor-trustee(1)
     trust account (grantor is also
     trustee)

  b. So-called trust account that is    The actual owner(1)
     not a legal or valid trust under
     State law

8.   Sole proprietorship account        The owner(4)

                                        GIVE THE EMPLOYER IDENTIFICATION NUMBER
                                        OF--

9.   A valid trust, estate or pension   The legal entity (Do not furnish the
     trust                              identifying number of the personal
                                        representative or trustee unless the
                                        legal entity itself is not designated in
                                        the account title)(5)

10.  Corporate account                  The corporation

11.  Religious, charitable, or          The organization
     educational organization account

12.  Partnership account held in the    The partnership
     name of the business

13.  Association, club, or other        The organization
     tax-exempt organization

14.  A broker or registered nominee     The broker or nominee

15.  Account with the Department of     The public entity
     Agriculture in the name of a
     public entity (such as a State
     or local government, school
     district, or prison) that
     receives agricultural program
     payments

(1)  List first and circle the name of the person whose number you furnish.

(2)  Circle the minor's name and furnish the minor's social security number.

(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.

(4) You must show your individual name, but you may also enter your business or "doing business" name. You may use either your Social Security Number or Employer Identification Number.

(5) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9
                                     PAGE 2

OBTAINING A NUMBER

     If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

     Payees specifically exempted from backup withholding on ALL payments include the following:

     -    A corporation.

     -    A financial institution.

     - An organization exempt from tax under section 501(a), or an individual retirement plan.

     -    The United States or any agency or instrumentality thereof.

     - A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

     - A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

     - An international organization or any agency, or instrumentality thereof.

     - A dealer in securities or commodities required to register in the U.S. or a possession of the U.S.

     -    A real estate investment trust.

     -    A common trust fund operated by a bank under section 584(a).

     - An exempt charitable remainder trust, or a non-exempt trust described in section 4947.

     - An entity registered at all times under the Investment Company Act of 1940.

     -    A foreign central bank of issue.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

     PRIVACY ACT NOTICE.--Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

     (1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

     (2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

     (3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

     FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.